UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 31, 2014
Date of Report (Date of earliest event reported)

BOVIE MEDICAL CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	012183	11-2644611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5115 Ulmerton Rd., Clearwater, Florida 33760
(Address of principal executive offices) (Zip Code)

(800) 537-2790
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 31, 2014, Bovie Medical Corporation (the “Company”) issued a press release reporting on its results of operations for the fourth quarter and fiscal year ended December 31, 2013. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

During the previously announced conference call held by the Company on March 31, 2014, certain statements were made concerning the status of the previously disclosed stockholder derivative action.  For clarification, the Company refers to the relevant disclosure contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2014.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, the information reported under this Item 2.02 and 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)
Exhibit No.	Description
99.1	Press release dated March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2014	BOVIE MEDICAL CORPORATION

By: /s/ Robert Gershon
Robert Gershon
Chief Executive Officer